UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 19, 2010
El Paso Pipeline Partners, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33825	26-0789784
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)
El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 420-2600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Conveyance Agreement
     El Paso Pipeline Partners, L.P. (the “Partnership”) previously announced it had entered into a Contribution Agreement (the “Contribution Agreement”) with El Paso Pipeline Partners Operating Company, L.L.C. (the “Operating Company”), El Paso Corporation (“El Paso”), El Paso Elba Express Company, L.L.C. (“Elba Express”), Southern LNG Company, L.L.C. (“SLNG”), Southern Natural Gas Company (“SNG”), El Paso SNG Holding Company, L.L.C. (“EP SNG”) and EPPP SNG GP Holdings, L.L.C. (“EPPP SNG”). Pursuant to the Contribution Agreement, El Paso and EP SNG (collectively, the “Contributing Parties”) agreed to contribute to the Partnership (together with the Operating Company and EPPP SNG, the “Partnership Parties”) a 49% member interest in Elba Express (the “Elba Express Interest”), a 49% member interest in SLNG (the “SLNG Interest”) and a 15% general partner interest in SNG (the “SNG Interest”) in exchange for aggregate consideration of $1,133 million (the “Cash Consideration”). The Contribution Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.
     In accordance with the Contribution Agreement, on November 19, 2010 the Partnership entered into a Contribution, Conveyance and Assumption Agreement (the “Conveyance Agreement”) with the Operating Company, Elba Express, EP SNG, SLNG, SNG, El Paso Pipeline GP Company, L.L.C. (the “General Partner”) and the Contributing Parties pursuant to which the Contributing Parties contributed the Elba Express Interest, the SLNG Interest and the SNG Interest to the Partnership.
     The description of the Conveyance Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Conveyance Agreement, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.
     The aggregate consideration of $1,133 million for the Elba Express Interest, SLNG Interest and SNG Interest was paid by the Partnership in cash. Concurrently with the closing of the contribution of the Elba Express Interest, the SLNG Interest and the SNG Interest, the Partnership closed a public offering of 10,500,000 common units representing limited partner interests in the Partnership (“Common Units”) and the Operating Company closed a public offering of $375 million aggregate principal amount of its 4.10% Senior Notes due 2015 (the “2015 Notes”) and $375 million aggregate principal amount of its 7.50% Senior Notes due 2040 (the “2040 Notes” and, together with the 2015 Notes, the “Notes”). The Notes are guaranteed on a full and unconditional basis by the Partnership. The net proceeds from the public offerings of Common Units and Notes, along with the General Partner’s contribution of approximately $7.1 million in order to maintain its 2% general partner interest, and approximately $415 million of cash proceeds from the September 2010 public offering of Common Units, including the General Partner’s proportionate capital contribution, were used by the Partnership to fund the aggregate consideration paid for the Elba Express Interest, the SLNG Interest and the SNG Interest and related expenses.
     The board of directors of the General Partner approved the acquisition of the Elba Express Interest, the SLNG Interest and the SNG Interest based on a recommendation from its conflicts committee. The conflicts committee, which is comprised entirely of independent directors, retained independent legal and financial advisers to assist it in evaluating and negotiating the transaction.
Third Amended and Restated Limited Liability Company Agreement of Elba Express and Second Amended and Restated Limited Liability Company Agreement of SLNG
     In connection with the closing of the transactions contemplated by the Conveyance Agreement, on November 19, 2010, the Operating Company and the independent member named therein entered into the Second Amended and Restated Limited Liability Company Agreement of Elba Express (the “Elba Express LLC Agreement”), and the Operating Company entered into the Amended and Restated Limited Liability Company Agreement of SLNG (the “SLNG LLC Agreement”) to reflect the contributions of the Elba Express Interest and the SLNG Interest to the Partnership. After giving effect to the transactions contemplated by the Contribution Agreement and the Conveyance Agreement, the Partnership owns a 100% member interest in each of Elba Express and SLNG. The Elba Express LLC Agreement and the SLNG LLC Agreement are filed herewith as Exhibits 10.3 and 10.4, respectively, and incorporated herein by reference.
Fourth Amendment to General Partnership Agreement of SNG
     In connection with the closing of the Contribution Agreement and the Conveyance Agreement, on November 19, 2010, EP SNG and EPPP SNG entered into the Fourth Amendment to the General Partnership of SNG (the “SNG Amendment”) to reflect the contribution of the SNG Interest to the Partnership. After giving effect to the transactions contemplated by the Contribution Agreement and the Conveyance Agreement, the EP SNG owns 40% of SNG and the Partnership owns 60% of SNG, each in the form of general partner interests. The SNG Amendment is filed herewith as Exhibit 10.5 and is incorporated herein by reference.
Relationships
     After giving effect to the transactions contemplated by the Contribution Agreement and the Conveyance Agreement, El Paso directly or indirectly owns (i) 100% of the General Partner, which allows it to control the Partnership and owns the 2% general partner interest and incentive distribution rights in the Partnership; (ii) 60,672,648 Common Units and 27,727,411 subordinated units representing an aggregate 49.4% limited partner interest in the Partnership; (iii) 100% of El Paso Pipeline LP Holdings, L.L.C. (“Holdings”); (iv) a 42% general partner interest in Colorado Interstate Gas Company (“CIG”); and (v) a 40% general partner interest in SNG. Further, certain officers and directors of the General Partner serve as officers and/or directors of El Paso, the Partnership and the Operating Company. Each of the Partnership, the General Partner, Holdings, the Operating Company, CIG, SNG, Elba Express and SLNG is an indirect subsidiary of El Paso. The Partnership is a party to an omnibus agreement with El Paso and its affiliates that governs the Partnership’s relationship with El Paso and its affiliates regarding (i) reimbursement of certain operating and general and administrative expenses; (ii) indemnification for certain environmental contingencies, tax contingencies and right-of-way defects; and (iii) reimbursement for certain expenditures.
     In addition, each of the Partnership, Elba Express, CIG, SNG and SLNG currently have and will have in the future other routine agreements with El Paso or one of its subsidiaries that arise in the ordinary course of business, in addition to the Partnership’s Agreement of Limited Partnership, the CIG General Partnership Agreement and the SNG General Partnership Agreement such as agreements for services and other transportation and exchange agreements and interconnection and balancing agreements with other El Paso pipelines.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     The descriptions under the headings “Conveyance Agreement” in Item 1.01 above is incorporated in this Item 2.01 by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On November 19, 2010, the Operating Company successfully completed the issuance and sale of $375 million aggregate principal amount of its 4.10% Senior Notes due 2015 (the “2015 Notes”) and $375 million aggregate principal amount of its 7.50% Senior Notes due 2040 (the “2040 Notes” and, together with the 2015 Notes, the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-165679).
     The Notes are governed by an indenture dated as of March 30, 2010 (the “Base Indenture”), between the Operating Company and HSBC Bank USA, National Association, as Trustee (the “Trustee”), as amended and supplemented by the second supplemental indenture dated as of November 19, 2010 (the “Second Supplemental Indenture”) by and among the Operating Company, the Partnership and the Trustee, setting forth the specific terms applicable to the Notes. The Base Indenture, as amended and supplemented by the Second Supplemental Indenture, is referred to herein as the “Indenture.”
     Interest on the notes will accrue from November 19, 2010 and will be payable semiannually on May 15 and November 15 of each year, commencing on May 15, 2011. The 2015 Notes will mature on November 15, 2015. The 2040 Notes will mature on November 15, 2040.
     The Operating Company may, at its option, redeem all or part of the Notes at any time at a price equal to the greater of 100% of the principal amount of the Notes or at a make-whole price, in each case plus accrued and unpaid interest. The Notes are the Operating Company’s senior unsecured obligations and rank effectively junior to all existing and future secured debt to the extent of the value of the collateral securing such debt. The Notes rank equally in right of payment with all of the Operating Company’s existing and future unsecured debt that is not by its terms subordinated to the Notes, and senior to any subordinated debt that the Operating Company may incur. The Notes and the guarantee of the Notes by the Partnership will effectively rank junior to all existing and future obligations of the subsidiaries of the Operating Company.
     The Indenture contains covenants that will limit the ability of the Operating Company, and its subsidiaries to, among other things, create liens or enter into sale-leaseback transactions. The Indenture does not restrict the Operating Company or its subsidiaries from incurring additional indebtedness, paying distributions on its equity interests or purchasing or redeeming its equity interests, nor does it require the maintenance of any financial ratios or specified levels of net worth or liquidity. The Indenture requires the Operating Company to offer to repurchase the Notes at an offer price in cash equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the date of repurchase in the event that the Partnership experiences a change of control together with a rating decline with respect to the Notes, each condition as further defined in the Indenture. Events of default under the Indenture include, with respect to each series of Notes:
•	default in the payment of any interest upon the Notes when due and payable that continues for 30 days;

•	default in the payment of principal of or premium, if any, on the Notes when due at its maturity or by declaration of acceleration, call for redemption or otherwise;

•	default in the performance, or breach, of any covenant set forth in the Indenture (other than a covenant a default in the performance of which or the breach of which is specifically dealt with in the Indenture or which has expressly been included in the Indenture solely for the benefit of another series of securities) that continues for 60 days after there has been given written notice, by registered or certified mail, from the trustee or holders of at least 25% in principal amount of the Notes outstanding specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Indenture;

•	certain events of bankruptcy, insolvency or reorganization with respect to the Operating Company or the Partnership;

•	default in the deposit of any sinking fund payment when due; or

•	the failure of any guarantee required with respect to the Notes to be in full force and effect, except as provided in the Indenture or by the terms of the Notes.
     If an event of default occurs and is continuing with respect to any series of Notes, the trustee or the holders of not less than 25% in principal amount of such series of outstanding may declare the principal amount of such Notes and all accrued and unpaid interest to be due and payable. Upon such a declaration, such principal amount will become due and payable immediately. If an event of default relating to certain events of bankruptcy, insolvency or reorganization with respect to the Company occurs and is continuing, the principal amount of such Notes outstanding will become immediately due and payable without any declaration or other act on the part of the trustee or any holders of such Notes. Under certain circumstances, the holders of a majority in principal amount of any such series of Notes outstanding may rescind any such acceleration with respect to such Notes and its consequences.
     The description of the Base Indenture and Second Supplemental Indenture contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and Second Supplemental Indenture, incorporated herein by reference from Exhibits 4.1 and 4.2 hereof, respectively.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
     SNG’s audited consolidated financial statements as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007 have previously been filed as part of the Partnership’s Annual Report on Form 10-K (File No. 001-33825) for the year ended December 31, 2009.
     SNG’s unaudited condensed consolidated financial statements for the quarters and nine months ended September 30, 2010 and 2009 and related notes thereto are filed herewith as Exhibit 99.1 and are incorporated herein by reference.
(b) Unaudited pro forma financial statements.
     The Partnership’s unaudited pro forma condensed consolidated financial statements as of September 30, 2010 and for the nine months ended September 30, 2010 and 2009 and for the years ended December 31, 2009, 2008 and 2007 are filed herewith as Exhibit 99.2 and are incorporated herein by reference.
(d) Exhibits.

Exhibit Number	Description

Exhibit 4.1	Indenture, dated March 30, 2010, between El Paso Pipeline Partners Operating Company, L.L.C. and HSBC Bank USA, National Association (incorporated by reference to our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) (File No. 001-33825) on April 5, 2010).

Exhibit 4.2#	Second Supplemental Indenture, dated November 19, 2010, by and among El Paso Pipeline Partners Operating Company, L.L.C., El Paso Pipeline Partners, L.P. and HSBC Bank USA, National Association.

Exhibit Number	Description

Exhibit 10.1#	Contribution Agreement dated November 12, 2010 by and among El Paso Pipeline Partners, L.P., El Paso Pipeline Partners Operating Company, L.L.C., El Paso Corporation, El Paso Elba Express Company, L.L.C., Southern LNG Company, L.L.C., Southern Natural Gas Company, El Paso SNG Holding Company, L.L.C. and EPPP SNG GP Holdings, L.L.C.

Exhibit 10.2#	Contribution, Conveyance and Assumption Agreement dated November 19, 2010 by and among El Paso Pipeline Partners, L.P., El Paso Pipeline Partners Operating Company, L.L.C., El Paso Elba Express Company, L.L.C., El Paso SNG Holding Company, L.L.C., EPPP SNG GP Holdings, L.L.C., Southern LNG Company, L.L.C., Southern Natural Gas Company, El Paso Pipeline GP Company, L.L.C. and El Paso Corporation.

Exhibit 10.3#	Third Amended and Restated Limited Liability Company Agreement of El Paso Elba Express Company, L.L.C.

Exhibit 10.4#	Second Amended and Restated Limited Liability Company Agreement of Southern LNG Company, L.L.C.

Exhibit 10.5#	Fourth Amendment to General Partnership Agreement of Southern Natural Gas Company.

Exhibit 99.1#	Southern Natural Gas Company Unaudited Condensed Consolidated Financial Statements for the quarters and nine months ended September 30, 2010 and 2009 and related notes thereto.

Exhibit 99.2#	El Paso Pipeline Partners, L.P. Unaudited Pro Forma Condensed Consolidated Financial Statements as of September 30, 2010 and for the nine months ended September 30, 2010 and 2009 and for the years ended December 31, 2009, 2008 and 2007.

#	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL PASO PIPELINE PARTNERS, L.P.
By:	EL PASO PIPELINE GP COMPANY, L.L.C., its General Partner

By:	/s/ John R. Sult
John R. Sult
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Date: November 23, 2010

EXHIBIT LIST

Exhibit Number	Description

Exhibit 4.1	Indenture, dated March 30, 2010, between El Paso Pipeline Partners Operating Company, L.L.C. and HSBC Bank USA, National Association (incorporated by reference to our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) (File No. 001-33825) on April 5, 2010).

Exhibit 4.2#	Second Supplemental Indenture, dated November 19, 2010, by and among El Paso Pipeline Partners Operating Company, L.L.C., El Paso Pipeline Partners, L.P. and HSBC Bank USA, National Association.

Exhibit 10.1#	Contribution Agreement dated November 12, 2010 by and among El Paso Pipeline Partners, L.P., El Paso Pipeline Partners Operating Company, L.L.C., El Paso Corporation, El Paso Elba Express Company, L.L.C., Southern LNG Company, L.L.C., Southern Natural Gas Company, El Paso SNG Holding Company, L.L.C. and EPPP SNG GP Holdings, L.L.C.

Exhibit 10.2#	Contribution, Conveyance and Assumption Agreement dated November 19, 2010 by and among El Paso Pipeline Partners, L.P., El Paso Pipeline Partners Operating Company, L.L.C., El Paso Elba Express Company, L.L.C., El Paso SNG Holding Company, L.L.C., EPPP SNG GP Holdings, L.L.C., Southern LNG Company, L.L.C., Southern Natural Gas Company, El Paso Pipeline GP Company, L.L.C. and El Paso Corporation.

Exhibit 10.3#	Third Amended and Restated Limited Liability Company Agreement of El Paso Elba Express Company, L.L.C.

Exhibit 10.4#	Second Amended and Restated Limited Liability Company Agreement of Southern LNG Company, L.L.C.

Exhibit 10.5#	Fourth Amendment to General Partnership Agreement of Southern Natural Gas Company.

Exhibit 99.1#	Southern Natural Gas Company Unaudited Condensed Consolidated Financial Statements for the quarters and nine months ended September 30, 2010 and 2009 and related notes thereto.

Exhibit 99.2#	El Paso Pipeline Partners, L.P. Unaudited Pro Forma Condensed Consolidated Financial Statements as of September 30, 2010 and for the nine months ended September 30, 2010 and 2009 and for the years ended December 31, 2009, 2008 and 2007.

#	Filed herewith.